Exhibit 10.18
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                  FORM OF AMENDMENT TO EMPLOYMENT AGREEMENTS
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     THIS AMENDMENT ("Amendment"), made and entered into this __ day of
December, 1994, by and between LabOne, Inc. ("LabOne") and EMPLOYEE
("Officer");

                                 WITNESSETH:

     WHEREAS, LabOne and Officer are parties to an Employment Agreement, (the "Agreement"); and

     WHEREAS, the parties desire to amend the Agreement;

     NOW, THEREFORE, in consideration of the mutual promises herein contained, the sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

   1. Subsection (iv) of the third sentence of Section 9.1(d) of the Agreement is hereby amended by deleting said Subsection (iv) as the same now appears and substituting therefor the following:

   "...(iv) HORL's (now LabOne's) earnings from operations (excluding investment income and provision for income taxes) determined in accordance with generally accepted accounting principles (excluding extraordinary, unusual or non-recurring gains or losses), shall be less than $9,200,000 for any fiscal year, or such higher amount as the parties may agree to in writing."

   2. This Amendment shall become effective upon approval of the Amendment by LabOne's Board of Directors.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

                                  LABONE, Inc.


                                  By:
                                     ------------------------
                                              COMPANY



                                   By:
                                      -----------------------
                                            EMPLOYEE (OFFICER)




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